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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements on (Form S-8 Nos. 333-41465, 333-41467, 333-74936, 333-74938, 333-88611 and
333-91306) of TriPath Imaging, Inc., of our report dated February 5, 2004, with respect to the consolidated financial statements and schedule of TriPath Imaging, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.


                                                          /s/ Ernst & Young LLP

Raleigh, North Carolina
March 11, 2004